UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 23, 2022
(Date of earliest event reported)

Benchmark 2022-B36 Mortgage Trust
(Central Index Key Number 0001927678)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue,	New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On August 23, 2022 (the “Closing Date”), J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused (i) the issuance of the Benchmark 2022-B36 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B36 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of August 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated August 10, 2022 and filed with the Securities and Exchange Commission on August 23, 2022 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced Servicing Agreement, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
79 Fifth Avenue	4.5	4.2
Yorkshire & Lexington Towers	4.6	4.2
39 Broadway	4.7	N/A
One Campus Martius	4.8	N/A
The Lion Building	4.9	4.3
The Reef	4.10	4.4

The Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $630,182,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. and Drexel Hamilton, LLC (together with JPMS, DBSI, CGMI, GS&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an underwriting agreement, dated as of August 9, 2022 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On August 9, 2022, the Registrant also sold (i) the Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class X-K Class D, Class E, Class F, Glass G, Class H, Class J, Class K and Class R Certificates (collectively, the “Offered Private Certificates”), having an aggregate initial principal amount of $85,934,056, to JPMS, DBSI, CGMI and GS&Co. (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated August 9, 2022, between the Registrant and the Initial Purchasers (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Benchmark 2022-B36 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed on August 23, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-nine commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMCB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 23, 2022 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of August 23, 2022, between the Registrant and GACC, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 23, 2022 (the “CREFI Mortgage Loan Purchase Agreement”), between the Registrant and CREFI, and (iv) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of August 23, 2022 (the “GSMC Mortgage Loan Purchase Agreement”), between the Registrant and GSMC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and JPMCB, pursuant to the CIO Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated August 10, 2022 and as filed with the Securities and Exchange Commission on August 23, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 10, 2022.

On August 23, 2022, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $630,182,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,062,642, were approximately $527,603,733. Of the expenses paid by the Registrant, approximately $176,542 were paid directly to affiliates of the Registrant, $41,800 in the form of fees were paid to the Underwriters, $125,400 were paid to or for the Underwriters and $4,718,900 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-258342) was originally declared effective on October 15, 2021. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement. Further information regarding such sales has been previously provided in the Depositor’s Prospectus.

Credit Risk Retention

On August 23, 2022, the Registrant also transferred the VRR Interest, having an aggregate principal amount of $37,690,319, to JPMCB (in such capacity, the “Retaining Sponsor”) and DBNY (together with the Retaining Sponsor, the “Retaining Parties”) as follows: (i) the RR Interest, with a VRR Interest balance equal to $29,839,694, to the Retaining Sponsor, pursuant to the JPMCB Mortgage Loan Purchase Agreement and (iii) $7,850,625 Certificate Balance of the Class RR Certificates to DBNY, pursuant to the GACC Mortgage Loan Purchase Agreement. The VRR Interest was transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 9, 2022, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2022, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2022-GC48 certificates, dated as of June 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC and Rialto Capital Advisors, LLC, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the BMO 2022-C2 certificates, dated as of July 1, 2022, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the Benchmark 2022-B35 certificates, dated as of May 1, 2021, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Co-Lender Agreement, dated as of May 11, 2022, by and among Citi Real Estate Funding Inc., Wells Fargo Bank, National Association, and JPMorgan Chase Bank, National Association.
Exhibit 4.6	Agreement Between Note Holders, dated as of May 12, 2022, by and among Bank of Montreal, as Initial BMO Note A Holder, Citi Real Estate Funding Inc., as Initial CREFI Note A Holder, Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, Bank of Montreal, as Initial Note B-1 Holder, and Citi Real Estate Funding Inc., as Initial Note B-2 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of August 4, 2022, by and between Citi Real Estate Funding Inc., as Initial A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of Jun 28, 2022, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder, Morgan Stanley Bank, N.A., as Initial Note A-6 Holder, Morgan Stanley Bank, N.A., as Initial Note A-7 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-8 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of July 12, 2022, between DBR Investments Co. Limited, as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2-1 Holder, DBR Investments Co. Limited, as Note A-2-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder, and DBR Investments Co. Limited, as Note A-4 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of April 13, 2022, between DBR Investments Co. Limited, as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder, DBR Investments Co. Limited, as Note A-4 Holder, and DBR Investments Co. Limited, as Note A-5 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 23, 2022.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 23, 2022 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 10, 2022.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 23, 2022, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 23, 2022, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 23, 2022, between Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of August 23, 2022, between Goldman Sachs Mortgage Company, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 23, 2022

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Harris Rendelstein
Name: Harris Rendelstein
Title: Vice President